EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPAL INCOME FUND

Supplement to Summary Prospectus and Prospectus dated August 1, 2013

The Board of Trustees of the fund recently approved a proposal to reorganize the Funds into Eaton Vance National Limited Maturity Municipal Income Fund, a series of Eaton Vance Investment Trust with substantially the same investment objective as the Fund. Proxy materials describing the proposed reorganization are expected to be mailed in March 2014 to the Fund’s record date shareholders. If shareholders of the Fund approve the Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2014. For additional information regarding the investment strategies and principal risks of National Limited Maturity Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http:// funddocuments.eatonvance.com.

After the close of business on January 17, 2014, the Fund will be closed to new investors.

December 19, 2013